Exhibit 32.1 - President and CFO Certification (Section 906)

                        CERTIFICATION PURSUANT TO
                         18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT TO
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I am the Chief Executive Officer and Chief Financial Officer of Tropical PC, Inc., a Nevada corporation (the "Company"). I am delivering this certificate in connection with the Form 10-KSB/A of the Company for the fiscal year ended December 31, 2007 and filed with the U. S. Securities and Exchange Commission ("Form 10-KSB/A").

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I hereby certify that, to the best of my knowledge, the Form 10-KSB/A fully complies with the requirements of Section 13(a) or
Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-KSB/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  Jorge Moreno
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     Jorge Moreno
     President/CFO


Date  August 28, 2008
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